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                                                                                                                        EXHIBIT 4(a)

        COMM0N STOCK                                                                                                    COMMON STOCK

         NUMBER                                                                                                            SHARES

                                                               RIVIERA TOOL COMPANY                                   CUSIP

                                                                                                                   SEE REVERSE FOR
                                                                                                                 CERTAIN DEFINITIONS


P                                                 INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN


R          This Certifies that


O


O


F

           is the Registered holder of

                        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE PER SHARE, OF

        _______________________________________________                           __________________________________________
_______________________________________________________ RIVIERA TOOL COMPANY      _________________________________________________
        _______________________________________________                           __________________________________________

                                                        CERTIFICATE OF STOCK

transferable only on the books of the Corporation in person or by attorney upon surrender of this certificate properly endorsed.
This certificate is issued by the Corporation and accepted by the holder subject to all of the terms and conditions contained in the Articles of Incorporation and Bylaws of the Corporation and is not valid unless countersigned by the Transfer Agent.

   Witness the facsimile signatures of the duly authorized officers of the Corporation.

DATED:                                                                                         COUNTERSIGNED AND REGISTERED:
                                                                                                                 BOSTON EQUISERVE LP
                                                                                                               CANTON, MASSACHUSETTS
                                                                                                        TRANSFER AGENT AND REGISTRAR
                                                                                           BY:

                                                                                                                AUTHORIZED SIGNATURE


            Peter C. Canepa                                                                                Kenneth K. Rieth
               TREASURER                              RIVIERA TOOL COMPANY CORPORATE SEAL                      PRESIDENT
                                                               MICHIGAN

                                               STEEL ENGRAVED BORDER TO BE PRINTED HERE

(C) MIDWEST
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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TEN COM -as tenants in common                                 UNIF GIFT MIN ACT- ___________ Custodian ______________
TEN ENT -as tenants by  the entireties                                             (Cust)                 (Minor)
JT TEN  -as joint tenants with right of survivorship                              under Uniform Gifts to Minors
         and not as tenants in common                                             Act _______________________________
                                                                                                  (State)
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    Additional abbreviations may also be used though not in the above list.



        The Corporation is authorized to issue more than one class of stock, including a class of Preferred Stock which may be issued in one or more series. The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, or relative rights of the shares of each class authorized to be issued and, as to shares of Preferred Stock, the variations in the relative rights, preferences and limitations between the shares of each series so far as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights, preferences and limitations of subsequent series.

       For value received, ________hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
   __________________________________________________
  /_________________________________________________/

  ______________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
  ______________________________________________________________________________

  ______________________________________________________________________________

  _______________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

  _____________________________________________________________________ Attorney
  to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________

                ______________________________________________________________
        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.